                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
                                 --------------

                                  F O R M  8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2002



                        CIT Equipment Collateral 2002-VT1
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                 -----------------------------------------------
                 (State or other jurisdiction of incorporation)



       000-49841                                               N/A
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                    c/o The Bank of New York
                        Attn:  Corporate Trust Department,
                               CIT Equipment Collateral 2002-VT1
                        101 Barclay Street, Floor 12 East
                        New York New York 10286
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (212) 328-7538


                                       N/A

         (Former name or former address, if changed since last report.)





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Item 2. Acquisition or Disposition of Assets.
        ------------------------------------

         On May 16, 2002, NCT Funding Company, L.L.C. (the "Company") sold $288,500,000 aggregate principal amount of Class A-1 1.96% Receivable-Backed Notes, $277,000,000 aggregate principal amount of Class A-2 2.90% Receivable-Backed Notes, $319,000,000 aggregate principal amount of Class A-3 4.03% Receivable-Backed Notes, $106,550,000 aggregate principal amount of Class A-4 4.67% Receivable-Backed Notes, $29,350,000 aggregate principal amount of Class B 3.97% Receivable-Backed Notes, $16,000,000 aggregate principal amount of Class C 4.44% Receivable-Backed Notes and $32,096,994 aggregate principal amount of Class D 5.16% Receivable-Backed Notes (the "Notes"). The Notes have the benefit of certain funds deposited in a cash collateral account established pursuant to a Pooling and Servicing Agreement annexed hereto as Exhibit 4.3 (the "Pooling and Servicing Agreement"). The Notes were offered for sale to the public pursuant to a prospectus supplement dated May 9, 2002 to the prospectus dated February 5, 2001 (the "Prospectus").

         The Notes represent obligations of CIT Equipment Collateral 2002-VT1 (the "Trust"). The Trust was created pursuant to a Trust Agreement annexed hereto as Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture (the "Indenture") annexed hereto as Exhibit 4.1.

         The property of the Trust primarily consists of a pool of commercial contracts consisting of true leases and finance leases for the lease/purchase of computer and telecommunication equipment, general office equipment, automotive diagnostic equipment and various other equipment (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $88,151,002 which was deposited in the cash collateral account ($29,383,667 from the proceeds of a loan made by N.C.T. Funding, L.L.C. pursuant to a Loan Agreement annexed hereto as Exhibit 10.2, and $58,767,335 retained from the proceeds of the sale of the Notes pursuant to the Indenture).

         All of the Contracts were acquired by the Company from CIT Financial USA, Inc. and sold by the Company to the Trust pursuant to the Pooling and Servicing Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

(c) Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.


Exhibit No.     Description
----------      -----------
   1.1       Underwriting Agreement among NCT Funding Company, L.L.C.,






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
             CIT Financial USA, Inc., and Deutsche Bank Securities, Inc.
             on behalf of itself and as representative of the several underwriters, dated May 9, 2002.

   4.1       Indenture between the CIT Equipment Collateral 2002-VT1 as
             Issuer and Allfirst Bank as Indenture Trustee, dated as of April 1, 2002.

   4.2       Amended and Restated Trust Agreement between NCT Funding
             Company, L.L.C. as Trust Depositor, The Bank of New York
             (Delaware) as Delaware Trustee and The Bank of New York as
             Owner Trustee, dated as of April 1, 2002.

   4.3       Pooling and Servicing Agreement among CIT Equipment
             Collateral 2002-VT1 as Issuer, NCT Funding Company, L.L.C.
             as Depositor, CIT Financial USA, Inc. in its individual capacity, and as Servicer, dated as of April 1, 2002.

   10.1 Loan Agreement among CIT Equipment Collateral 2002-VT1 as the Trust, Allfirst Bank as Indenture Trustee, NCT Funding
             Company, L.L.C. as Trust Depositor, CIT Financial USA,
             Inc. in its individual capacity and as Servicer, the lender parties thereto from time to time, and Capita
             Corporation as Agent, dated as of April 1, 2002.

   10.2      Administration Agreement among CIT Equipment Collateral
             2002-VT1 as Issuer, CIT Financial USA, Inc., as
             Administrator, NCT Funding Company, L.L.C. as Trust
             Depositor, and Allfirst Bank, as Indenture Trustee, dated as of April 1, 2002.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CIT EQUIPMENT COLLATERAL 2002-VT1

                                           By:  CIT FINANCIAL USA, INC.
                                                as Servicer

                                           By:     /s/ Barbara Callahan
                                                   -----------------------------
                                             Name:   Barbara Callahan
                                             Title:  Vice President

Dated:    May 30, 2002


                            STATEMENT OF DIFFERENCES
                           -------------------------

The section symbol shall be expressed as..........................    'SS'